Exhibit 10.23
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 15, 2013 is made by and among STARBUCKS CORPORATION, a Washington corporation (the “Company”), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (defined below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement as defined below.

W I T N E S S E T H:
WHEREAS, the Company, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the lenders from time to time party thereto (collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of February 5, 2013 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Company a multicurrency revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, the Company has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	The definition of “Consolidated EBITDA” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:
“Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries excluding any tax credits for such period, (iii) depreciation and amortization expense, (iv) fees, charges, reserves, costs or expenses related to litigation, restructuring, severance activities, discontinued operations, casualty events and financing, acquisition or divestiture activities; provided, that the total cash amount of such items shall not exceed $250,000,000in the aggregate, (v) commencing with the fiscal quarter ending September 29, 2013 and through and

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including all fiscal quarters ending on or before December 31, 2014, fees, charges, reserves, costs or expenses related to the Kraft Matter; provided, that the total cash amount of such items shall not exceed $2,900,000,000 in the aggregate, and (vi) other expenses of the Company and its Subsidiaries reducing such Consolidated Net Income that do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) non-recurring gains increasing Consolidated Net Income (or reducing net loss) that do not represent cash items for such period or any future period.

(b)	Section 1.01 is amended by inserting the following new definition in the appropriate alphabetical location:

“Kraft Matter” means that certain matter involving Kraft Foods Global, Inc. and/or Mondelez International, Inc. that is discussed in Schedule 5.06 and in Part II, Item 1. - “Legal Proceedings” of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 30, 2012 and in Footnote 9 to the Consolidated Financial Statements of the Company filed therewith.

(c)	Section 5.06 is deleted in its entirety and the following is inserted in lieu thereof:

5.06    Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company after reasonable due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in Schedule 5.06, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

(d)	Section 8.01(h) is deleted in its entirety and the following is inserted in lieu thereof:

(h)    Judgments. There is entered against the Company or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding $100,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) (other than with respect to the Kraft Matter, in which event, such final judgment or order is for the payment of money in an aggregate amount exceeding $2,900,000,000), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten consecutive days during which a stay of enforcement of such judgment, by reason of a pending

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appeal or otherwise, is not in effect; or

(e)	Exhibit E to the Credit Agreement is hereby amended by deleting it in its entirety and inserting Exhibit E attached hereto in lieu thereof.
2.Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the first date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)	one or more counterparts of this Amendment, duly executed by the Company, the Administrative Agent and the Required Lenders; and

(ii)	such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

(b)
unless waived by the Administrative Agent, all fees and expenses of the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:

(a)
After giving effect to this Amendment, (i) the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) no Default exists.

(b)
Since the date of the Audited Financial Statements, no act, event, condition or circumstance has occurred or arisen which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

(c)	This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, except as may

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be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.
Entire Agreement. This Amendment constitutes a Loan Document and, together with all other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.
Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic imaging means (e.g., “pdf” or “tif”) will be effective as delivery of a manually executed counterpart of this Amendment.

7.
Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

8.
Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.	References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
STARBUCKS CORPORATION
By: /s/ Richard Lautch
Name: Richard Lautch
Title: vice president and treasurer

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By: /s/ Sabrina Hassan
Name: Sabrina Hassan
Title: Vice President

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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WELLS FARGO BANK, N.A.
By: /s/ Susan T. Gallagher
Name: Susan T. Gallagher
Title: Managing Director

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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CITIBANK, N.A.
By: /s/ Robert J. Kane
Name: Robert J. Kane
Title: Managing Director & VP

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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GOLDMAN SACHS BANK USA
By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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U.S. BANK NATIONAL ASSOCIATION
By: /s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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THE BANK OF NOVA SCOTIA
By: /s/ Christopher Usas
Name: Christopher Usas
Title: Director

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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JPMORGAN CHASE BANK, N.A.
By: /s/ Tony Wong
Name: Tony Wong
Title: Vice President

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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MORGAN STANLEY BANK, N.A.
By: /s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.
By: /s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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HSBC BANK USA, NATIONAL ASSOCIATION
By: /s/ Jason Fuqua
Name: Jason Fuqua
Title: Vice President

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH
By: /s/ Gillian Dickson
Name: Gillian Dickson
Title: Executive Director
By: /s/ Matthew Gregg
Name: Matthew Gregg
Title: Vice President

Starbucks Corporation
Amendment Agreement No. 1
Signature Page
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EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: _______________, 20__
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of February 5, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Starbucks Corporation, a Washington corporation (the “Company”), from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _____________________________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    The Company has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by such financial statements.
3.    A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

Form of Compliance Certificate
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[select one:]
[to the best knowledge of the undersigned during such fiscal period, the Company performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
4.    The representations and warranties of the Company contained in Article V of the Agreement and in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.
5.    The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, 20__.
STARBUCKS CORPORATION
By: __________________________________
Name: ________________________________
Title: _________________________________

Form of Compliance Certificate
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For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.06 - Consolidated Fixed Charge Coverage Ratio.

A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):
	1.	Consolidated Net Income for Subject Period:	$______________
	2.	Consolidated Interest Charges for Subject Period:	$______________
	3.	Provision for income taxes (excluding tax credits) for Subject Period:	$______________
	4.	Depreciation expenses for Subject Period:	$______________
	5.	Amortization expenses for Subject Period:	$______________
	6.	Fee, charges, reserves, costs or expenses related to litigation, restructuring, severance activities, discontinued operations, casualty events and financing, acquisition or divestiture activities:	$______________
	7.	Fees, charges, reserves, costs or expenses related to the Kraft Matter:	$______________
	8.	Non-cash reductions of Consolidated Net Income for Subject Period:	$______________
	9.	Income tax credits for Subject Period:	$______________
	10.	Non-recurring gains increasing Consolidated Net Income (or reducing net loss), which do not represent cash items for Subject Period or any future period:	$______________
	11.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 - 9 - 10):	$______________
B.	Operating Lease and Rental Expense:		$______________
C.	Consolidated Interest Charges for Subject Period:		$______________
D.	Consolidated Fixed Charge Coverage Ratio ((Lines I.A.11 + I.B) ÷ (Lines I.B + I.C)):		____________ to 1
Minimum required: 2.50 to 1.00

Form of Compliance Certificate
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For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)
Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA		Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+	Consolidated Interest Charges
+	income taxes
+	depreciation expense
+	amortization expense
+	other permitted fees, charges, reserves, costs or expenses
+	permitted fees, charges, reserves, costs or expenses related to the Kraft Matter
+	non-cash expenses
-	income tax credits
-	non-recurring gains increasing net income (or reducing net loss)
=	Consolidated EBITDA

E-4
Form of Compliance Certificate
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